Exhibit 10.7

AMENDMENT NO. 7 TO
RECEIVABLES SALE AGREEMENT

This Amendment No. 7 to Receivables Sale Agreement (this “Amendment”) is dated as of August 29, 2007, between Avnet, Inc., a New York corporation (“Originator”), and Avnet Receivables Corporation, a Delaware corporation (“Buyer”).

RECITALS

Originator and Buyer entered into that certain Receivables Sale Agreement, dated as of June 28, 2001, and amended such Receivables Sale Agreement pursuant to Amendment No. 1 thereto, dated as of February 6, 2002, and further amended such Receivables Sale Agreement pursuant to Amendment No. 2 thereto, dated as of June 26, 2002, and further amended such Receivables Sale Agreement pursuant to Amendment No. 3 thereto, dated as of November 25, 2002, and further amended such Receivables Sale Agreement pursuant to Amendment No. 4 thereto, dated as of December 12, 2002, and further amended such Receivables Sale Agreement pursuant to Amendment No. 5 thereto, dated as of August 15, 2003, and further amended such Receivables Sale Agreement pursuant to Amendment No. 6 thereto, dated as of August 3, 2005 (such agreement, as so amended, the “Sale Agreement”).

Each of the parties hereto now desires to amend the Sale Agreement, subject to the terms and conditions hereof, as more particularly described herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Definitions Used Herein. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth for such terms in, or incorporated by reference into, the Sale Agreement.

Section 2. Amendment. Subject to the terms and conditions set forth herein, Exhibit III of the Sale Agreement is hereby deleted in its entirety and replaced with Annex A hereto.

Section 3. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date hereof, upon the satisfaction of the conditions precedent that:

(a) Amendment. The Buyer and the Agent shall have received, on or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.

(b) Representations and Warranties. As of the date hereof, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Sale Agreement and in each other Transaction Document shall be true and correct in all material respects as though made on the date hereof (and by its execution hereof, each of Buyer and Originator shall be deemed to have represented and warranted such).

(c) No Termination Event or Potential Termination Event. As of the date hereof, both before and after giving effect to this Amendment, no Termination Event or Potential Termination Event shall have occurred and be continuing (and by its execution hereof, each of Buyer and Originator shall be deemed to have represented and warranted such).

Section 4. Miscellaneous.

(a) Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed (i) to be a consent to, or an acknowledgment of, any amendment, waiver or modification of any other term or condition of the Sale Agreement or of any other instrument or agreement referred to therein or (ii) to prejudice any right or remedy which Buyer (or any of its assigns) may now have or may have in the future under or in connection with the Sale Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Sale Agreement to “this Agreement,” “herein,” “hereof and words of like import and each reference in the other Transaction Documents to the Sale Agreement, to the “Receivables Sale Agreement” or to the “Sale Agreement” shall mean the Sale Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Sale Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Sale Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

(b) Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Sale Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(c) Costs, Fees and Expenses. Without limiting Section 6.2 of the Sale Agreement, Originator agrees to reimburse Buyer and its assigns upon demand for all reasonable and documented out-of-pocket costs, fees and expenses in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsels to Buyer and its assigns).

(d) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

(e) Severability. Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

(f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

(g) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY ORIGINATOR PURSUANT TO THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

AVNET RECEIVABLES CORPORATION,
as Seller

By: /s/ Raymond Sadowski
Name: Raymond Sadowski
Title: President

AVNET, INC., as Servicer

By: /s/ Raymond Sadowski
Name: Raymond Sadowski
Title: Sr. Vice President and CFO

Annex A

EXHIBIT IV
NAMES OF COLLECTION BANKS; COLLECTION ACCOUNTS

Lock-Box		Related Collection Account
1.	Bank of America, N.A. Ms. Cindy Hastings 555 S. Flower Street, 3rd Floor Los Angeles, California 90071	Deposit Account Number: 3752134661
Lock-Boxes

P.O. Box 847722 Dallas, Texas 75202-7722
2.	JPMorgan Chase Bank, N.A. Timothy Marek 1 Chase Manhattan Plaza, 7th Fl New York, NY 10005	Deposit Account Number: 59-37116
Lock-Boxes

P.O. Box #100340 Pasadena, California 91189-0340
P.O. Box #70390 Chicago, Illinois 60673-0390